UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2011

DATE OF REPORTING PERIOD: November 1, 2010 through October 31, 2011

Item 1. Report to Shareholders

CALAMOS®

Convertible Opportunities and Income Fund (CHI)

ANNUAL REPORT OCTOBER 31, 2011

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Experience and Foresight

About Calamos Investments

For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed-income offerings, which pursue high current income from income and capital gains. Calamos Convertible Opportunities and Income Fund (CHI) falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the year ended October 31, 2011. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains. We believe that the flexibility to invest in high-yield corporate bonds and convertible securities is an important differentiator, especially given the low rates in many areas of the fixed-income market.

We believe that the Fund’s dynamic approach has enhanced our ability to deliver steady distributions and capital appreciation over the long term.

Steady and competitive distributions

During the annual period, CHI provided steady monthly distributions. We believe the Fund’s distribution rate, which was 9.43% on a market price basis as of October 31, 2011, was very competitive, given the low interest rates in many segments of the bond market. We believe that this illustrates the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Directors consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 38.)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

Market environment

Overall, the reporting period was characterized by significant market volatility. Concerns about slowing global growth and developed market government debt proved especially troubling to investors. In the wake of discouraging debt ceiling negotiations, the U.S. saw its government debt downgraded by Standard and Poor’s, while unemployment and housing weakness remained persistent. The eurozone faced far more acute pressures, as its members sought to find a solution to Greece’s troubled balance sheet and anxieties grew about the European banking system as a whole. As the period progressed, investors became increasingly concerned about the potential for a double-dip recession in the U.S. This fueled a dramatic “flight to quality” in the third quarter, as investors sought perceived safe havens. After a significant two-year rally, equities and corporate securities corrected sharply during the third quarter of 2011.

Despite the challenges of the annual period, the U.S. high-yield bond and convertible securities markets posted positive performance. Convertible securities returned 2.01%, as measured by the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index. High-yield bonds performed more robustly, as measured by the Credit Suisse High Yield Index, up 5.62%.

Within the high-yield market, new issuance was more robust at the start of the period, but slowed significantly as investors became more cautious amid increasing volatility. However, even as market pressures intensified, the number and volume of defaults remained low. Convertible issuance remained muted throughout the period, as a low rate environment encouraged companies to issue non-convertible, rather than convertible debt.

We see opportunity

The global economy faces complex issues that will take time to resolve. We expect continued market volatility as these challenges are addressed. However, we continue to find many high-yield bonds and convertible securities that meet our highly selective, long-term oriented criteria.

We have positioned the Fund to reflect our expectation for slower but positive growth in the U.S. economy and in the global economy as a whole. Perhaps most importantly, having faced their own debt and banking struggles in the past, the emerging markets may remain a powerful engine for growth, one that we believe can create continued opportunities for U.S. companies. Also, although the U.S. may not be on a normal trajectory for economic recovery, we see encouraging signs that a healing process has begun. Corporate balance sheets remain strong overall, and we are encouraged by positive earnings announcements. Most companies have wisely refinanced and restructured their debt, and U.S. consumers have taken steps to deleverage. There has been some market clearing due to business restructuring as well as merger and acquisition activity.

2	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Letter to Shareholders

We have found many companies that we believe are adapting to the global economic environment with innovation. Where possible, we favor U.S. multinational companies with geographically diversified revenues, well-recognized global brands, robust distribution networks and experienced management teams. We believe these companies provide more attractive risk and reward characteristics because they can participate in growth opportunities around the world.

In selecting investments for this Fund, we seek to balance yield and risk considerations. We therefore favor companies that we believe offer reliable debt servicing, respectable balance sheets and strong cash flows. As part of our active approach, we subject each investment to our rigorous fundamental credit research.

Our use of leverage

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed-income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

We take an active, independent approach

We recognize that ups and downs in the markets can be discouraging for investors. Yet, market volatility is always a factor when investing. In fact, we firmly believe that market volatility can create opportunities for those who take an active, long-term and disciplined approach.

As we invest on behalf of Fund shareholders, we seek to be ahead of the curve and global in our perspective. We believe our dynamic allocation approach has been instrumental to the results we have achieved over full market cycles and will continue to be, particularly given the low rates currently available in many segments of the fixed-income marketplace.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at calamos.com.

We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Co-CIO

Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into two broad categories: (1) enhanced fixed-income and (2) total return. Funds in both groups provide a monthly distribution stream and invest in a combination of asset classes.

OBJECTIVE: ENHANCED FIXED INCOME	OBJECTIVE: TOTAL RETURN
Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets
Calamos Convertible and High Income Fund (Ticker CHY)	Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed-income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 38.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

CONVERTIBLE OPPORTUNITIES AND

INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s strategy, performance and positioning for the one-year period ended October 31, 2011.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income offering, seeking total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments, and seeks to be less sensitive to interest rates. Like all five Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out on a monthly basis and invests in multiple asset classes.

Within this Fund, we invest in a diversified portfolio of convertible securities and high-yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape, as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. We believe the broader range of security types in which the Fund invests also provides us with increased opportunities for managing the risk and reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 4.92% on a net asset value (NAV) basis and 1.08% on a market price basis for the one-year period ended October 31, 2011, versus the 5.62% return of the Credit Suisse High Yield Index for the same period. Nevertheless, according to Morningstar data, the Fund finished in the top 13% of its peers in the U.S. Closed-End Convertible category on a NAV basis, and the top 23% on a market basis.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

TOTAL RETURN* AS OF 10/31/11
Common Shares – Inception 6/26/02
	1 Year	Since Inception**
On Market Price	1.08%	9.24%

On NAV	4.92%	9.99%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Energy	18.8%
Consumer Discretionary	14.5
Information Technology	13.7
Industrials	11.6
Health Care	9.9
Materials	9.1
Financials	6.6
Telecommunication Services	4.1
Consumer Staples	3.3
Utilities	2.2

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

6	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Investment Team Discussion

As of the end of the reporting period, the Fund’s shares traded at a 1.79% discount to net asset value, a decrease from the start of the reporting period, when they were trading at a premium of 1.95%. However, it is important to note that the average discount in the Morningstar U.S. Closed-End Convertible category was 0.88% on October 31, 2010 and 3.91% on October 31, 2011, meaning that CHI finished the fiscal year with a smaller discount than the average convertible closed-end fund.

Q.  How do NAV and market price return differ?

A.  Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

Q.  Please discuss the Fund’s distributions during the annual period.

A.  We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.0950 per share. The Fund’s annual distribution rate was 9.43% of market price as of October 31, 2011. We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2011, the dividend yield of S&P 500 Index stocks averaged 2.1%. Yields also remained low within the U.S. government bond market, with 10-Year U.S. Treasurys and 30-Year U.S. Treasurys yielding 2.2% and 3.2%, respectively.

Q.  What factors influenced performance over the reporting period?

A.  Both the Fund’s convertible securities stake and high-yield corporate bond holdings contributed positively to performance. To some extent, the Fund’s performance was moderated by our emphasis on quality as well as income. The Fund maintained an average credit rating of BB during the reporting period, while the Credit Suisse High Yield Index had an average credit rating of B+. An underweight positioning in the B and CCC credit tiers served the Fund well, as did security selection within the BB and BBB credit tiers.

From a sector perspective, an overweight position to and security selection within, the telecommunications sector benefited performance relative to the index, with the Fund’s holdings in the wireless telecom services and integrated telecom services industries performing particularly well. The Fund’s performance was further enhanced by an overweight position to, and security selection within, the consumer discretionary sector. Here, holdings in the internet and catalog retailing industries contributed notably.

Conversely, security selection within health care hindered performance, as Fund holdings in the pharmaceuticals industry underperformed. Security selection within consumer staples also detracted, more specifically, within the agricultural products industry. Further, the convertibles and equity-linked securities in the Fund generally underperformed the index for the period.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

Q.  How is the Fund positioned?

A.  We have found securities across asset classes that we believe are appropriate for the Fund’s enhanced fixed-income approach. As of October 31, 2011, the Fund’s largest allocation, based on total investments, was to corporate bonds, followed by convertible securities. As credit spreads widened during the second half of the reporting period, we also increased the allocation in high-yield corporate bonds from 54% at the beginning of the reporting period to 58% at the end of the reporting period.

As of the close of the reporting period, about half of the holdings were rated BB, which is one of the higher tiers of the high-yield universe. We also found opportunities in investment-grade credits (those rated BBB and above). These investment-grade holdings represented about 20% of portfolio holdings (excluding equities) as of the end of the reporting period. This reflects our view that while economic recovery is underway, there still may be challenges to growth. In this environment, we believe that companies with better financial health and more reliable debt servicing are the appropriate choices on the whole. Where possible, we have favored larger U.S.-based global businesses with diversified revenues and strong brands. We believe that these companies may be particularly well positioned to capitalize on the growth trends we see around the world, including those related to emerging markets.

From a sector perspective, we believe that we have found the most compelling opportunities within the information technology, consumer discretionary and energy sectors. We decreased the Fund’s holdings in financials and materials over the period.

Q.  What is your outlook for the Fund?

A.  We continue to believe that this is an environment that requires active security selection and a risk-conscious, long-term perspective. We anticipate slower but positive growth in the U.S. and global economies. Challenges remain, including for investors who seek income. We expect continued volatility in the financial market, and we believe that investors should also be prepared for the possibility of inflation and rising interest rates.

Against this backdrop, we believe the Fund’s dynamic multi-asset class approach and our proprietary research position it well. Because this Fund can invest in corporate bonds and convertible securities, we believe we have enhanced opportunities to pursue income, manage risks and enhance return potential. Additionally, we remain optimistic about many U.S. companies with global strategies and reach and believe that the markets may provide considerable opportunities for the Fund’s enhanced fixed-income approach.

ASSET ALLOCATION AS OF 10/31/11

Fund asset allocations are based on total investments and may vary over time.

8	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (77.0%)
	Consumer Discretionary (14.4%)
3,592,000	American Axle & Manufacturing, Inc.µ 7.875%, 03/01/17	$3,654,860
3,223,000	Asbury Automotive Group, Inc.µ 7.625%, 03/15/17	3,190,770
3,108,000	Cedar Fair, LPµ 9.125%, 08/01/18	3,387,720
5,628,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	5,853,120
4,036,000	Dana Holding Corp.µ 6.750%, 02/15/21	4,116,720
	DISH Network Corp.µ
5,802,000	7.875%, 09/01/19	6,396,705
4,858,000	7.125%, 02/01/16	5,185,915
4,605,000	Express, LLCµ 8.750%, 03/01/18	4,961,887
542,000	GameStop Corp.µ 8.000%, 10/01/12	543,409
	Goodyear Tire & Rubber Companyµ
6,447,000	8.250%, 08/15/20	6,930,525
793,000	7.000%, 03/15/28	769,210
5,296,000	Hanesbrands, Inc.µ‡ 3.770%, 12/15/14	5,282,760
3,684,000	Hasbro, Inc.µ 6.600%, 07/15/28	4,185,311
1,041,000	Interpublic Group of Companies, Inc.µ 10.000%, 07/15/17	1,197,150
	J.C. Penney Company, Inc.
2,868,000	6.375%, 10/15/36	2,423,460
2,642,000	7.125%, 11/15/23µ	2,655,210
	Jaguar Land Rover, PLC*
2,763,000	8.125%, 05/15/21µ	2,735,370
2,164,000	7.750%, 05/15/18	2,153,180
5,397,000	Jarden Corp.µ 7.500%, 05/01/17	5,801,775
4,605,000	Lear Corp. 8.125%, 03/15/20	5,065,500
2,763,000	Liberty Media Corp.µ 8.250%, 02/01/30	2,680,110
	Limited Brands, Inc.
2,763,000	7.600%, 07/15/37µ	2,721,555
723,000	6.950%, 03/01/33	668,775
2,763,000	Live Nation Entertainment, Inc.µ* 8.125%, 05/15/18	2,666,295
1,658,000	NetFlix, Inc.µ 8.500%, 11/15/17	1,728,465
3,755,000	Perry Ellis International, Inc.µ 7.875%, 04/01/19	3,830,100
3,334,000	Phillips-Van Heusen Corp.µ 7.375%, 05/15/20	3,634,060
	Royal Caribbean Cruises, Ltd.µ
4,605,000	7.500%, 10/15/27	4,478,363
1,842,000	7.250%, 06/15/16	1,961,730
921,000	7.000%, 06/15/13	969,353

PRINCIPAL AMOUNT			VALUE

		Service Corp. International
6,447,000		7.500%, 04/01/27µ	$6,479,235
921,000		7.625%, 10/01/18µ	1,015,403
921,000		7.000%, 05/15/19	971,655
1,381,000		Speedway Motorsports, Inc. 8.750%, 06/01/16	1,498,385
3,166,000		Vail Resorts, Inc.µ* 6.500%, 05/01/19	3,213,490
3,988,000		Wynn Las Vegas, LLCµ 7.750%, 08/15/20	4,406,740

			119,414,271

		Consumer Staples (2.4%)
691,000		Constellation Brands, Inc. 8.375%, 12/15/14	777,375
4,214,000		Darling International, Inc.µ 8.500%, 12/15/18	4,751,285
2,302,000		Dean Foods Companyµ 9.750%, 12/15/18	2,480,405
2,877,000		Elizabeth Arden, Inc. 7.375%, 03/15/21	2,927,348
4,576,000		JBS USA, LLCµ* 7.250%, 06/01/21	4,301,440
4,605,000		Smithfield Foods, Inc.µ 7.750%, 07/01/17	4,996,425

			20,234,278

		Energy (17.8%)
19,801,000	NOK	Aker Solutions, ASA 8.700%, 06/26/14	3,847,199
		Arch Coal, Inc.µ
5,259,000		7.250%, 10/01/20	5,482,507
691,000		8.750%, 08/01/16	758,373
3,032,000		Arch Western Finance, LLC 6.750%, 07/01/13	3,069,900
4,394,000		Basic Energy Services, Inc.* 7.750%, 02/15/19	4,415,970
		Berry Petroleum Company
4,863,000		8.250%, 11/01/16µ	5,069,677
1,842,000		10.250%, 06/01/14	2,095,275
5,065,000		Bill Barrett Corp. 7.625%, 10/01/19	5,368,900
3,684,000		Brigham Exploration Company 8.750%, 10/01/18	4,365,540
7,552,000		Bristow Group, Inc.µ 7.500%, 09/15/17	7,891,840
6,907,000		Calfrac Holdings, LPµ* 7.500%, 12/01/20	6,665,255
2,763,000		Calumet Specialty Products* 9.375%, 05/01/19	2,638,665
7,368,000		Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	7,515,360
5,526,000		Clayton Williams Energy, Inc.µ* 7.750%, 04/01/19	5,139,180

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT		VALUE

6,907,000	Complete Production Services, Inc.µ 8.000%, 12/15/16	$7,217,815
5,802,000	Comstock Resources, Inc.µ 8.375%, 10/15/17	5,976,060
4,458,000	Concho Resources, Inc.µ 8.625%, 10/01/17	4,881,510
	Frontier Oil Corp.
5,600,000	8.500%, 09/15/16µ	5,936,000
751,000	6.875%, 11/15/18	769,775
2,855,000	GulfMark Offshore, Inc.µ 7.750%, 07/15/14	2,819,313
6,079,000	Helix Energy Solutions Group, Inc.µ* 9.500%, 01/15/16	6,413,345
1,870,000	HollyFrontier Corp.µ 9.875%, 06/15/17	2,057,000
2,699,000	Hornbeck Offshore Services, Inc.µ 8.000%, 09/01/17	2,739,485
	Linn Energy, LLC
4,605,000	8.625%, 04/15/20	5,100,037
921,000	6.500%, 05/15/19*	930,210
460,000	7.750%, 02/01/21	493,350
3,684,000	Pride International, Inc.µ 8.500%, 06/15/19	4,665,941
3,684,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	3,951,167
5,986,000	SESI, LLCµ 6.875%, 06/01/14	6,015,930
3,515,000	SM Energy Companyµ* 6.625%, 02/15/19	3,567,725
	Swift Energy Companyµ
4,973,000	8.875%, 01/15/20	5,271,380
2,302,000	7.125%, 06/01/17	2,348,040
4,144,000	Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	4,361,560
460,000	Unit Corp. 6.625%, 05/15/21	453,100
5,065,000	W & T Offshore, Inc.* 8.500%, 06/15/19	5,191,625
1,363,000	Whiting Petroleum Corp.µ 6.500%, 10/01/18	1,427,743

		146,911,752

	Financials (2.8%)
2,211,000	AON Corp.µ 8.205%, 01/01/27	2,586,260
1,529,000	Chesapeake Oilfield Op/Fin.* 6.625%, 11/15/19	1,574,870
1,197,000	Janus Capital Group, Inc.µ 6.700%, 06/15/17	1,263,439
	Leucadia National Corp.µ
7,138,000	8.125%, 09/15/15	7,744,730
1,134,000	7.125%, 03/15/17	1,182,195
4,144,000	Nuveen Investments, Inc.µ 10.500%, 11/15/15	4,164,720

PRINCIPAL AMOUNT		VALUE

	OMEGA Healthcare Investors, Inc.
2,901,000	7.500%, 02/15/20µ	$3,089,565
1,842,000	6.750%, 10/15/22	1,869,630

		23,475,409

	Health Care (8.2%)
1,842,000	Bio-Rad Laboratories, Inc.µ 8.000%, 09/15/16	2,016,990
1,842,000	Community Health Systems, Inc.µ 8.875%, 07/15/15	1,890,353
5,469,000	DaVita, Inc.µ 6.625%, 11/01/20	5,537,363
	Endo Pharmaceuticals Holdings, Inc.*
6,907,000	7.000%, 12/15/20µ	7,425,025
921,000	7.000%, 07/15/19	999,285
2,763,000	Fresenius Med* 6.500%, 09/15/18	2,914,965
6,907,000	Giant Funding Corp.µ* 8.250%, 02/01/18	7,304,152
2,763,000	HCA, Inc.* 7.750%, 05/15/21	2,776,815
	HealthSouth Corp.µ
2,533,000	7.750%, 09/15/22	2,545,665
2,026,000	7.250%, 10/01/18	2,036,130
	Mylan, Inc.µ*
3,979,000	7.625%, 07/15/17	4,416,690
2,993,000	7.875%, 07/15/20	3,367,125
5,065,000	Teleflex, Inc.µ 6.875%, 06/01/19	5,267,600
	Valeant Pharmaceuticals International, Inc.*
5,710,000	7.000%, 10/01/20µ	5,681,450
3,223,000	7.250%, 07/15/22	3,190,770
967,000	6.750%, 10/01/17µ	971,835
8,863,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	9,283,992

		67,626,205

	Industrials (12.2%)
5,445,000	Abengoa, SAµ* 8.875%, 11/01/17	5,526,675
5,065,000	BE Aerospace, Inc.µ 8.500%, 07/01/18	5,558,837
	Belden, Inc.µ
3,684,000	9.250%, 06/15/19	3,960,300
2,993,000	7.000%, 03/15/17	3,022,930
3,597,000	Boart Longyear Management Pty., Ltd.* 7.000%, 04/01/21	3,570,022
2,349,000	Clean Harbors, Inc.µ 7.625%, 08/15/16	2,495,813
	Deluxe Corp.µ
5,065,000	7.000%, 03/15/19*	5,039,675
4,278,000	7.375%, 06/01/15	4,331,475
3,813,000	Dycom Investments, Inc. 7.125%, 01/15/21	3,755,805

10	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT		VALUE

1,253,000	Esterline Technologies Corp.µ 7.000%, 08/01/20	$1,312,518
	FTI Consulting, Inc.
3,624,000	7.750%, 10/01/16	3,796,140
2,072,000	6.750%, 10/01/20	2,103,080
	GEO Group, Inc.µ
2,302,000	6.625%, 02/15/21	2,302,000
691,000	7.750%, 10/15/17	729,005
3,644,000	GeoEye, Inc.µ 8.625%, 10/01/16	3,880,860
1,474,000	H&E Equipment Services, Inc.µ 8.375%, 07/15/16	1,499,795
	Huntington Ingalls Industries, Inc.*
230,000	6.875%, 03/15/18	232,875
220,000	7.125%, 03/15/21	223,850
3,973,000	Interline Brands, Inc.µ 7.000%, 11/15/18	4,072,325
3,223,000	Manitowoc Company, Inc.µ 8.500%, 11/01/20	3,368,035
2,302,000	Mobile Mini, Inc.µ 7.875%, 12/01/20	2,313,510
534,000	Navistar International Corp. 8.250%, 11/01/21	583,395
2,763,000	Oshkosh Corp.µ 8.500%, 03/01/20	2,859,705
2,080,000	Polypore International, Inc. 7.500%, 11/15/17	2,132,000
4,605,000	Sensata Technologies Holding, B.V.µ* 6.500%, 05/15/19	4,628,025
7,138,000	Spirit AeroSystems Holdings, Inc.µ 7.500%, 10/01/17	7,709,040
6,907,000	Terex Corp.µ 8.000%, 11/15/17	6,820,662
	Triumph Group, Inc.
5,802,000	8.625%, 07/15/18µ	6,411,210
230,000	8.000%, 11/15/17	247,250
2,907,000	Tutor Perini Corp.µ 7.625%, 11/01/18	2,725,313
3,200,000	WESCO Distribution, Inc.µ 7.500%, 10/15/17	3,296,000

		100,508,125

	Information Technology (7.4%)
	Amkor Technology, Inc.
4,144,000	7.375%, 05/01/18µ	4,206,160
865,000	6.625%, 06/01/21	826,075
1,289,000	Anixter International, Inc.µ 5.950%, 03/01/15	1,285,778
5,986,000	Audatex North America, Inc.µ* 6.750%, 06/15/18	6,105,720
5,986,000	EH Holding Corp.µ* 7.625%, 06/15/21	6,225,440
	Equinix, Inc.
4,144,000	7.000%, 07/15/21	4,423,720
2,855,000	8.125%, 03/01/18µ	3,126,225

PRINCIPAL AMOUNT		VALUE

2,763,000	Fidelity National Information Services, Inc. 7.875%, 07/15/20	$3,032,392
530,000	Hynix Semiconductor, Inc.* 7.875%, 06/27/17	545,900
7,368,000	iGATE Corp.µ* 9.000%, 05/01/16	7,368,000
5,065,000	Jabil Circuit, Inc.µ 8.250%, 03/15/18	5,900,725
2,056,000	Lexmark International, Inc.µ 6.650%, 06/01/18	2,285,408
5,959,000	Sanmina-SCI Corp.µ* 7.000%, 05/15/19	5,750,435
	Seagate Technology
3,223,000	6.875%, 05/01/20	3,174,655
2,763,000	7.000%, 11/01/21µ*	2,721,555
921,000	7.750%, 12/15/18*	967,050
2,993,000	ViaSat, Inc.µ 8.875%, 09/15/16	3,097,755

		61,042,993

	Materials (5.8%)
2,533,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	2,798,023
740,000	Boise Cascade Holdings, LLC 7.125%, 10/15/14	727,050
4,482,000	Clearwater Paper Corp. 7.125%, 11/01/18	4,694,895
7,368,000	FMG Resources* 8.250%, 11/01/19	7,478,520
5,904,000	Greif, Inc.µ 7.750%, 08/01/19	6,376,320
854,000	Kraton Polymers, LLC 6.750%, 03/01/19	828,380
2,551,000	Nalco Companyµ 8.250%, 05/15/17	2,844,365
2,610,000	Neenah Paper, Inc.µ 7.375%, 11/15/14	2,616,525
3,270,000	Sealed Air Corp.* 8.125%, 09/15/19	3,556,125
3,371,000	Silgan Holdings, Inc.µ 7.250%, 08/15/16	3,573,260
	Steel Dynamics, Inc.
7,405,000	7.750%, 04/15/16µ	7,830,787
921,000	7.625%, 03/15/20	980,865
2,855,000	Union Carbide Corp.µ 7.875%, 04/01/23	3,450,924

		47,756,039

	Telecommunication Services (4.5%)
4,338,000	CenturyLink, Inc.µ 6.875%, 01/15/28	4,120,232
	Frontier Communications Corp.µ
5,250,000	9.000%, 08/15/31	5,171,250
2,302,000	8.250%, 04/15/17	2,468,895

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT		VALUE

8,757,000	MetroPCS Wireless, Inc.µ 7.875%, 09/01/18	$8,954,033
5,526,000	Qwest Communications International, Inc.µ 7.750%, 02/15/31	5,443,110
	Windstream Corp.
8,105,000	7.750%, 10/15/20µ	8,510,250
2,763,000	7.500%, 04/01/23	2,818,260

		37,486,030

	Utilities (1.5%)
	Calpine Corp.µ*
3,454,000	7.875%, 07/31/20	3,721,685
2,993,000	7.875%, 01/15/23	3,172,580
	NRG Energy, Inc.*
4,605,000	7.875%, 05/15/21µ	4,674,075
921,000	7.625%, 05/15/19	925,605

		12,493,945

	TOTAL CORPORATE BONDS (Cost $618,053,721)	636,949,047

CONVERTIBLE BONDS (23.4%)
	Consumer Discretionary (3.6%)
4,500,000	International Game Technology 3.250%, 05/01/14	5,405,625
10,000,000	Liberty Media Corp. (Time Warner, Inc.)µ§ 3.125%, 03/30/23	11,200,000
15,870,000	Liberty Media Corp. (Viacom, CBS Corp. - Class B)µ§ 3.250%, 03/15/31	12,795,187

		29,400,812

	Energy (0.9%)
	Chesapeake Energy Corp.µ
8,500,000	2.250%, 12/15/38	7,416,250

	Financials (0.8%)
3,000,000	Affiliated Managers Group, Inc.µ 3.950%, 08/15/38	3,266,250
2,850,000	Health Care REIT, Inc.µ 3.000%, 12/01/29	3,202,688

		6,468,938

	Health Care (3.0%)
9,250,000	LifePoint Hospitals, Inc.µ 3.500%, 05/15/14	9,573,750
3,000,000	Salix Pharmaceuticals, Ltd.µ 2.750%, 05/15/15	3,127,500
10,000,000	Shire, PLCµ 2.750%, 05/09/14	11,532,807
518,000	Teleflex, Inc. 3.875%, 08/01/17	613,183

		24,847,240

PRINCIPAL AMOUNT		VALUE

	Industrials (1.8%)
2,150,000	Alliant Techsystems, Inc. 3.000%, 08/15/24	$2,201,063
2,514,000	Navistar International Corp. 3.000%, 10/15/14	2,828,250
10,500,000	Trinity Industries, Inc.µ 3.875%, 06/01/36	10,080,000

		15,109,313

	Information Technology (8.3%)
	Intel Corp.
23,250,000	2.950%, 12/15/35µ	25,051,875
3,500,000	3.250%, 08/01/39	4,436,250
12,800,000	Linear Technology Corp.µ 3.000%, 05/01/27	13,456,000
3,820,000	Nuance Communications, Inc.* 2.750%, 11/01/31	4,211,550
4,000,000	ON Semiconductor Corp.µ 2.625%, 12/15/26	4,385,000
4,500,000	Rovi Corp.µ 2.625%, 02/15/40	5,698,125
9,000,000	Xilinx, Inc.µ 2.625%, 06/15/17	11,610,000

		68,848,800

	Materials (4.4%)
3,330,000	Allegheny Technologies, Inc. 4.250%, 06/01/14	4,537,125
7,200,000	Anglo American, PLC 4.000%, 05/07/14	10,440,906
6,100,000	AngloGold Ashanti, Ltd.µ 3.500%, 05/22/14	7,015,000
8,010,000	Newmont Mining Corp.µ 3.000%, 02/15/12	11,714,625
2,620,000	Steel Dynamics, Inc.µ 5.125%, 06/15/14	2,803,400

		36,511,056

	Telecommunication Services (0.6%)
4,500,000	tw telecom, Inc.µ 2.375%, 04/01/26	5,208,750

	TOTAL CONVERTIBLE BONDS (Cost $186,841,549)	193,811,159

U.S. GOVERNMENT AND AGENCY SECURITIES (0.6%)
	United States Treasury Note~
3,684,000	1.000%, 03/31/12	3,698,541
1,658,000	0.875%, 01/31/12	1,661,692

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $5,356,164)	5,360,233

12	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT			VALUE

SOVEREIGN BONDS (1.4%)
		Federal Republic of Brazil
1,317,000	BRL	10.000%, 01/01/12	$7,902,698
553,000	BRL	10.000%, 01/01/13	3,311,165

		TOTAL SOVEREIGN BONDS (Cost $10,907,064)	11,213,863

SYNTHETIC CONVERTIBLE SECURITIES (7.9%)
Corporate Bonds (6.5%)
		Consumer Discretionary (1.2%)
308,000		American Axle & Manufacturing, Inc.µ 7.875%, 03/01/17	313,390
277,000		Asbury Automotive Group, Inc.µ 7.625%, 03/15/17	274,230
267,000		Cedar Fair, LPµ 9.125%, 08/01/18	291,030
483,000		Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	502,320
346,000		Dana Holding Corp.µ 6.750%, 02/15/21	352,920
		DISH Network Corp.µ
498,000		7.875%, 09/01/19	549,045
417,000		7.125%, 02/01/16	445,147
395,000		Express, LLCµ 8.750%, 03/01/18	425,612
47,000		GameStop Corp.µ 8.000%, 10/01/12	47,122
		Goodyear Tire & Rubber Companyµ
553,000		8.250%, 08/15/20	594,475
68,000		7.000%, 03/15/28	65,960
454,000		Hanesbrands, Inc.µ‡ 3.770%, 12/15/14	452,865
316,000		Hasbro, Inc.µ 6.600%, 07/15/28	359,001
89,000		Interpublic Group of Companies, Inc.µ 10.000%, 07/15/17	102,350
		J.C. Penney Company, Inc.
246,000		6.375%, 10/15/36	207,870
227,000		7.125%, 11/15/23µ	228,135
		Jaguar Land Rover, PLC*
237,000		8.125%, 05/15/21µ	234,630
186,000		7.750%, 05/15/18	185,070
463,000		Jarden Corp.µ 7.500%, 05/01/17	497,725
395,000		Lear Corp. 8.125%, 03/15/20	434,500
237,000		Liberty Media Corp.µ 8.250%, 02/01/30	229,890
		Limited Brands, Inc.
237,000		7.600%, 07/15/37µ	233,445
62,000		6.950%, 03/01/33	57,350
237,000		Live Nation Entertainment, Inc.µ* 8.125%, 05/15/18	228,705

PRINCIPAL AMOUNT			VALUE

142,000		NetFlix, Inc.µ 8.500%, 11/15/17	$148,035
322,000		Perry Ellis International, Inc.µ 7.875%, 04/01/19	328,440
286,000		Phillips-Van Heusen Corp.µ 7.375%, 05/15/20	311,740
		Royal Caribbean Cruises, Ltd.µ
395,000		7.500%, 10/15/27	384,137
158,000		7.250%, 06/15/16	168,270
79,000		7.000%, 06/15/13	83,148
		Service Corp. International
553,000		7.500%, 04/01/27µ	555,765
79,000		7.625%, 10/01/18µ	87,098
79,000		7.000%, 05/15/19	83,345
119,000		Speedway Motorsports, Inc. 8.750%, 06/01/16	129,115
272,000		Vail Resorts, Inc.µ* 6.500%, 05/01/19	276,080
342,000		Wynn Las Vegas, LLCµ 7.750%, 08/15/20	377,910

			10,245,870

		Consumer Staples (0.2%)
59,000		Constellation Brands, Inc. 8.375%, 12/15/14	66,375
361,000		Darling International, Inc.µ 8.500%, 12/15/18	407,027
198,000		Dean Foods Companyµ 9.750%, 12/15/18	213,345
247,000		Elizabeth Arden, Inc. 7.375%, 03/15/21	251,323
392,000		JBS USA, LLCµ* 7.250%, 06/01/21	368,480
395,000		Smithfield Foods, Inc.µ 7.750%, 07/01/17	428,575

			1,735,125

		Energy (1.5%)
1,699,000	NOK	Aker Solutions, ASA 8.700%, 06/26/14	330,104
		Arch Coal, Inc.µ
451,000		7.250%, 10/01/20	470,167
59,000		8.750%, 08/01/16	64,753
260,000		Arch Western Finance, LLC 6.750%, 07/01/13	263,250
377,000		Basic Energy Services, Inc.* 7.750%, 02/15/19	378,885
		Berry Petroleum Company
417,000		8.250%, 11/01/16µ	434,722
158,000		10.250%, 06/01/14	179,725
435,000		Bill Barrett Corp. 7.625%, 10/01/19	461,100
316,000		Brigham Exploration Company 8.750%, 10/01/18	374,460

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT		VALUE

648,000	Bristow Group, Inc.µ 7.500%, 09/15/17	$677,160
593,000	Calfrac Holdings, LPµ* 7.500%, 12/01/20	572,245
237,000	Calumet Specialty Products* 9.375%, 05/01/19	226,335
632,000	Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	644,640
474,000	Clayton Williams Energy, Inc.µ* 7.750%, 04/01/19	440,820
593,000	Complete Production Services, Inc.µ 8.000%, 12/15/16	619,685
498,000	Comstock Resources, Inc.µ 8.375%, 10/15/17	512,940
382,000	Concho Resources, Inc.µ 8.625%, 10/01/17	418,290
	Frontier Oil Corp.
480,000	8.500%, 09/15/16µ	508,800
64,000	6.875%, 11/15/18	65,600
245,000	GulfMark Offshore, Inc.µ 7.750%, 07/15/14	241,938
521,000	Helix Energy Solutions Group, Inc.µ* 9.500%, 01/15/16	549,655
160,000	HollyFrontier Corp.µ 9.875%, 06/15/17	176,000
231,000	Hornbeck Offshore Services, Inc.µ 8.000%, 09/01/17	234,465
	Linn Energy, LLC
395,000	8.625%, 04/15/20	437,462
79,000	6.500%, 05/15/19*	79,790
40,000	7.750%, 02/01/21	42,900
316,000	Pride International, Inc.µ 8.500%, 06/15/19	400,227
316,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	338,917
514,000	SESI, LLCµ 6.875%, 06/01/14	516,570
301,000	SM Energy Companyµ* 6.625%, 02/15/19	305,515
	Swift Energy Companyµ
427,000	8.875%, 01/15/20	452,620
198,000	7.125%, 06/01/17	201,960
356,000	Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	374,690
40,000	Unit Corp. 6.625%, 05/15/21	39,400
435,000	W & T Offshore, Inc.* 8.500%, 06/15/19	445,875
117,000	Whiting Petroleum Corp.µ 6.500%, 10/01/18	122,558

		12,604,223

	Financials (0.3%)
190,000	AON Corp.µ 8.205%, 01/01/27	222,248

PRINCIPAL AMOUNT		VALUE

131,000	Chesapeake Oilfield Op/Fin.* 6.625%, 11/15/19	$134,930
103,000	Janus Capital Group, Inc.µ 6.700%, 06/15/17	108,717
	Leucadia National Corp.µ
612,000	8.125%, 09/15/15	664,020
97,000	7.125%, 03/15/17	101,122
356,000	Nuveen Investments, Inc.µ 10.500%, 11/15/15	357,780
	OMEGA Healthcare Investors, Inc.
249,000	7.500%, 02/15/20µ	265,185
158,000	6.750%, 10/15/22	160,370

		2,014,372

	Health Care (0.6%)
158,000	Bio-Rad Laboratories, Inc.µ 8.000%, 09/15/16	173,010
158,000	Community Health Systems, Inc.µ 8.875%, 07/15/15	162,148
469,000	DaVita, Inc.µ 6.625%, 11/01/20	474,863
	Endo Pharmaceuticals Holdings, Inc.*
593,000	7.000%, 12/15/20µ	637,475
79,000	7.000%, 07/15/19	85,715
237,000	Fresenius Med* 6.500%, 09/15/18	250,035
593,000	Giant Funding Corp.µ* 8.250%, 02/01/18	627,097
237,000	HCA, Inc.* 7.750%, 05/15/21	238,185
	HealthSouth Corp.µ
217,000	7.750%, 09/15/22	218,085
174,000	7.250%, 10/01/18	174,870
	Mylan, Inc.µ*
341,000	7.625%, 07/15/17	378,510
257,000	7.875%, 07/15/20	289,125
435,000	Teleflex, Inc.µ 6.875%, 06/01/19	452,400
	Valeant Pharmaceuticals International, Inc.*
490,000	7.000%, 10/01/20µ	487,550
277,000	7.250%, 07/15/22	274,230
83,000	6.750%, 10/01/17µ	83,415

		5,006,713

	Industrials (1.1%)
467,000	Abengoa, SAµ* 8.875%, 11/01/17	474,005
435,000	BE Aerospace, Inc.µ 8.500%, 07/01/18	477,412
	Belden, Inc.µ
316,000	9.250%, 06/15/19	339,700
257,000	7.000%, 03/15/17	259,570
309,000	Boart Longyear Management Pty., Ltd.* 7.000%, 04/01/21	306,682

14	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT		VALUE

201,000	Clean Harbors, Inc.µ 7.625%, 08/15/16	$213,563
	Deluxe Corp.µ
435,000	7.000%, 03/15/19*	432,825
367,000	7.375%, 06/01/15	371,587
327,000	Dycom Investments, Inc. 7.125%, 01/15/21	322,095
107,000	Esterline Technologies Corp.µ 7.000%, 08/01/20	112,083
	FTI Consulting, Inc.
311,000	7.750%, 10/01/16	325,772
178,000	6.750%, 10/01/20	180,670
	GEO Group, Inc.µ
198,000	6.625%, 02/15/21	198,000
59,000	7.750%, 10/15/17	62,245
313,000	GeoEye, Inc.µ 8.625%, 10/01/16	333,345
126,000	H&E Equipment Services, Inc.µ 8.375%, 07/15/16	128,205
	Huntington Ingalls Industries, Inc.*
20,000	6.875%, 03/15/18	20,250
19,000	7.125%, 03/15/21	19,333
341,000	Interline Brands, Inc.µ 7.000%, 11/15/18	349,525
277,000	Manitowoc Company, Inc.µ 8.500%, 11/01/20	289,465
198,000	Mobile Mini, Inc.µ 7.875%, 12/01/20	198,990
46,000	Navistar International Corp. 8.250%, 11/01/21	50,255
237,000	Oshkosh Corp.µ 8.500%, 03/01/20	245,295
178,000	Polypore International, Inc. 7.500%, 11/15/17	182,450
395,000	Sensata Technologies Holding, B.V.µ* 6.500%, 05/15/19	396,975
612,000	Spirit AeroSystems Holdings, Inc.µ 7.500%, 10/01/17	660,960
593,000	Terex Corp.µ 8.000%, 11/15/17	585,587
	Triumph Group, Inc.
498,000	8.625%, 07/15/18µ	550,290
20,000	8.000%, 11/15/17	21,500
249,000	Tutor Perini Corp.µ 7.625%, 11/01/18	233,438
275,000	WESCO Distribution, Inc.µ 7.500%, 10/15/17	283,250

		8,625,322

	Information Technology (0.6%)
	Amkor Technology, Inc.
356,000	7.375%, 05/01/18µ	361,340
74,000	6.625%, 06/01/21	70,670
111,000	Anixter International, Inc.µ 5.950%, 03/01/15	110,723

PRINCIPAL AMOUNT		VALUE

514,000	Audatex North America, Inc.µ* 6.750%, 06/15/18	$524,280
514,000	EH Holding Corp.µ* 7.625%, 06/15/21	534,560
	Equinix, Inc.
356,000	7.000%, 07/15/21	380,030
245,000	8.125%, 03/01/18µ	268,275
237,000	Fidelity National Information Services, Inc. 7.875%, 07/15/20	260,107
45,000	Hynix Semiconductor, Inc.* 7.875%, 06/27/17	46,350
632,000	iGATE Corp.µ* 9.000%, 05/01/16	632,000
435,000	Jabil Circuit, Inc.µ 8.250%, 03/15/18	506,775
176,000	Lexmark International, Inc.µ 6.650%, 06/01/18	195,638
511,000	Sanmina-SCI Corp.µ* 7.000%, 05/15/19	493,115
	Seagate Technology
277,000	6.875%, 05/01/20	272,845
237,000	7.000%, 11/01/21µ*	233,445
79,000	7.750%, 12/15/18*	82,950
257,000	ViaSat, Inc.µ 8.875%, 09/15/16	265,995

		5,239,098

	Materials (0.5%)
217,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	239,704
63,000	Boise Cascade Holdings, LLC 7.125%, 10/15/14	61,898
385,000	Clearwater Paper Corp. 7.125%, 11/01/18	403,288
632,000	FMG Resources* 8.250%, 11/01/19	641,480
506,000	Greif, Inc.µ 7.750%, 08/01/19	546,480
73,000	Kraton Polymers, LLC 6.750%, 03/01/19	70,810
219,000	Nalco Holding Companyµ 8.250%, 05/15/17	244,185
224,000	Neenah Paper, Inc.µ 7.375%, 11/15/14	224,560
280,000	Sealed Air Corp.* 8.125%, 09/15/19	304,500
289,000	Silgan Holdings, Inc.µ 7.250%, 08/15/16	306,340
	Steel Dynamics, Inc.
635,000	7.750%, 04/15/16µ	671,512
79,000	7.625%, 03/15/20	84,135
245,000	Union Carbide Corp.µ 7.875%, 04/01/23	296,139

		4,095,031

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	15

Schedule of Investments    October 31, 2011

PRINCIPAL AMOUNT			VALUE

		Telecommunication Services (0.4%)
372,000		CenturyLink, Inc.µ 6.875%, 01/15/28	$353,326
		Frontier Communications Corp.µ
450,000		9.000%, 08/15/31	443,250
198,000		8.250%, 04/15/17	212,355
751,000		MetroPCS Wireless, Inc.µ 7.875%, 09/01/18	767,897
474,000		Qwest Communications International, Inc.µ 7.750%, 02/15/31	466,890
		Windstream Corp.
695,000		7.750%, 10/15/20µ	729,750
237,000		7.500%, 04/01/23	241,740

			3,215,208

		Utilities (0.1%)
		Calpine Corp.µ*
296,000		7.875%, 07/31/20	318,940
257,000		7.875%, 01/15/23	272,420
		NRG Energy, Inc.*
395,000		7.875%, 05/15/21µ	400,925
79,000		7.625%, 05/15/19	79,395

			1,071,680

		TOTAL CORPORATE BONDS	53,852,642

U.S. Government and Agency Securities (0.1%)
		United States Treasury Note~
316,000		1.000%, 03/31/12	317,247
142,000		0.875%, 01/31/12	142,316

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	459,563

Sovereign Bonds (0.1%)
		Federal Republic of Brazil
113,000	BRL	10.000%, 01/01/12	678,060
47,000	BRL	10.000%, 01/01/13	281,419

		TOTAL SOVEREIGN BONDS	959,479

NUMBER OF CONTRACTS			VALUE

Purchased Options (1.2%) #
		Consumer Discretionary (0.3%)
440		Amazon.com, Inc. Call, 01/19/13, Strike $240.00	1,240,800
115		Priceline.com, Inc. Call, 01/19/13, Strike $520.00	1,056,275

			2,297,075

		Information Technology (0.9%)
275		Apple, Inc. Call, 01/19/13, Strike $395.00	1,872,750
1,500		Check Point Software Technologies, Ltd. Call, 01/19/13, Strike $55.00	1,455,000
3,000		Dell, Inc. Call, 01/19/13, Strike $15.00	889,500

NUMBER OF CONTRACTS		VALUE

2,650	EMC Corp. Call, 01/19/13, Strike $25.00	$841,375
2,400	Oracle Corp. Call, 01/19/13, Strike $30.00	1,500,000
1,900	QUALCOMM, Inc. Call, 01/19/13, Strike $55.00	1,026,000

		7,584,625

	TOTAL PURCHASED OPTIONS	9,881,700

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $65,043,921)	65,153,384

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (14.1%)
	Consumer Staples (1.7%)
76,000	Bunge, Ltd. 4.875%	7,362,500
680,000	Dole Food Automatic Exchangeµ* 7.000%	6,938,108

		14,300,608

	Energy (3.9%)
280,000	Apache Corp.µ 6.000%	15,764,000
14,000	Chesapeake Energy Corp.* 5.750%	16,275,000

		32,039,000

	Financials (5.0%)
350,000	Affiliated Managers Group, Inc. 5.150%	14,043,750
15,361	Bank of America Corp.µ 7.250%	13,149,016
64,000	MetLife, Inc.µ 5.000%	4,346,240
9,100	Wells Fargo & Companyµ 7.500%	9,610,965

		41,149,971

	Industrials (0.5%)
38,966	Stanley Black & Decker, Inc.µ 4.750%	4,460,438

	Materials (1.6%)
177,800	Vale, SAµ 6.750%	13,298,800

	Utilities (1.4%)
220,000	NextEra Energy, Inc. 7.000%	11,308,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $119,054,834)	116,556,817

16	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2011

NUMBER OF UNITS		VALUE

STRUCTURED EQUITY-LINKED SECURITIES (3.0%) +*
	Energy (1.2%)
76,800	Credit Suisse Group (Baker Hughes, Inc.) 8.000%, 01/31/12	$4,730,880
173,000	Deutsche Bank, AG (Chesapeake Energy Corp.) 8.000%, 01/24/12	5,151,940

		9,882,820

	Health Care (0.7%)
57,000	Deutsche Bank, AG (Biogen) 8.000%, 12/13/11	5,616,210

	Information Technology (1.1%)
197,000	Barclays Capital, Inc. (EMC Corp.) 8.000%, 12/23/11	4,932,880
127,900	Credit Suisse Group (Autodesk, Inc.) 8.000%, 01/31/12	4,701,604

		9,634,484

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $27,451,844)	25,133,514

NUMBER OF SHARES		VALUE
COMMON STOCKS (0.8%)
	Financials (0.0%)
13,850	American International Group, Inc.#	341,957

	Health Care (0.8%)
189,765	Merck & Company, Inc.µ	6,546,892

	TOTAL COMMON STOCKS (Cost $7,733,106)	6,888,849

SHORT TERM INVESTMENT (4.8%)
39,704,970	Fidelity Prime Money Market Fund - Institutional Class (Cost $39,704,970)	39,704,970

VALUE

TOTAL INVESTMENTS (133.0%) (Cost $1,080,147,173)	$1,100,771,836

LIABILITIES, LESS OTHER ASSETS (-33.0%)	(273,432,682)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)	$827,339,154

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $764,741,209. $271,406,930 of the collateral has been re-registered by the counterparty.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2011.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2011, the value of 144A securities that could not be exchanged to the registered form is $160,088,226 or 19.3% of net assets applicable to common shareholders.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities is $4,313,979.

#	Non-income producing security.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.4300% quarterly	3 month Libor	04/14/14	$80,000,000	$(3,687,043)
BNP Paribas, SA	1.8650% quarterly	3 month Libor	04/14/12	55,000,000	(397,300)
BNP Paribas, SA	1.8525% quarterly	3 month Libor	09/14/12	38,700,000	(536,697)

					$(4,621,040)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	17

Statement of Assets and Liabilities    October 31, 2011

ASSETS
Investments in securities, at value (cost $1,080,147,173)	$1,100,771,836
Receivables:
Accrued interest and dividends	16,233,631
Investments sold	24,128,791
Prepaid expenses	22,997
Other assets	152,527

Total assets	1,141,309,782

LIABILITIES
Unrealized depreciation on interest rate swaps	4,621,040
Payables:
Note payable	285,000,000
Investments purchased	23,307,064
Affiliates:
Investment advisory fees	729,797
Deferred compensation to trustees	152,527
Financial accounting fees	10,448
Trustees’ fees and officer compensation	2,158
Other accounts payable and accrued liabilities	147,594

Total liabilities	313,970,628

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$827,339,154

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 67,188,511 shares issued and outstanding	$890,296,921
Undistributed net investment income (loss)	(17,559,788)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(61,400,976)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	16,002,997

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$827,339,154

Net asset value per common shares based upon 67,188,511 shares issued and outstanding	$12.31

18	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Year Ended October 31, 2011

INVESTMENT INCOME
Interest	$55,267,549
Dividends	11,374,286
Securities lending income	112,809

Total investment income	66,754,644

EXPENSES
Investment advisory fees	8,439,812
Interest expense and related fees	2,972,331
Deferred debt structuring fee	659,591
Financial accounting fees	120,181
Registration fees	79,302
Accounting fees	78,570
Printing and mailing fees	77,897
Legal fees	69,963
Audit fees	63,258
Custodian fees	55,406
Trustees’ fees and officer compensation	42,186
Transfer agent fees	31,490
Other	59,125

Total expenses	12,749,112

NET INVESTMENT INCOME (LOSS)	54,005,532

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(12,713,404)
Purchased options	650,264
Foreign currency transactions	57,562
Interest rate swaps	(3,241,184)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(1,284,578)
Purchased options	(1,622,666)
Foreign currency translations	(13,883)
Interest rate swaps	2,152,285

NET GAIN (LOSS)	(16,015,604)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$37,989,928

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	19

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2011	2010
OPERATIONS
Net investment income (loss)	$54,005,532	$52,876,350
Net realized gain (loss)	(15,246,762)	484,320
Change in unrealized appreciation/(depreciation)	(768,842)	71,251,957

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	37,989,928	124,612,627

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(53,873,854)	(57,534,444)
Return of capital	(20,219,093)	(8,429,372)

Net decrease in net assets from distributions to common shareholders	(74,092,947)	(65,963,816)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	55,180,658	81,812,245
Offering costs on common shares	(307,087)	(115,957)
Reinvestment of distributions resulting in the issuance of common stock	7,214,238	9,302,173

Net increase (decrease) in net assets from capital stock transactions	62,087,809	90,998,461

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	25,984,790	149,647,272

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$801,354,364	$651,707,092

End of year	827,339,154	801,354,364

Undistributed net investment income (loss)	$(17,559,788)	$(18,427,898)

20	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Year Ended October 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$37,989,928
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(572,644,372)
Net proceeds from disposition of short term investments	(17,648,935)
Proceeds from disposition of investment securities	464,499,636
Amortization and accretion of fixed-income securities	(1,458,771)
Net realized gains/losses from investments, excluding purchased options	12,713,404
Net realized gains/losses from purchased options	(650,264)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	1,284,578
Change in unrealized appreciation or depreciation on purchased options	1,622,666
Change in unrealized appreciation or depreciation on interest rate swaps	(2,152,285)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(2,456,062)
Prepaid expenses	197,869
Other assets	(15,216)
Increase/(decrease) in liabilities:
Payables to affiliates	81,862
Other accounts payable and accrued liabilities	(228,398)

Net cash provided by/(used in) operating activities	$(78,864,360)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	56,461,233
Offering costs related to common shares sold	(307,087)
Distributions to common shareholders	(66,878,709)
Net increase/(decrease) in due to custodian bank	(2,411,077)
Proceeds from note payable	92,000,000

Net cash provided by/(used in) financing activities	$78,864,360

Cash at beginning of year	$—

Cash at end of year	$—

Supplemental disclosure
Cash paid for interest and related fees	$2,973,862

Non-cash financing activities not included herein consists of reinvestment of dividends and distributions of common stock:	$7,214,238

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	21

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible Opportunities and Income Fund (the ”Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

22	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Other Assets.  Other assets include amounts of deferred compensation to trustees and certain recoverable legal expenses under an insurance policy.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 – 2010 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $152,527 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2011. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2011.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2011 were as follows:

Cost of purchases	$553,790,347
Proceeds from sales	430,559,710

The following information is presented on a federal income tax basis as of October 31, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2011 was as follows:

Cost basis of investments	$1,105,117,888

Gross unrealized appreciation	40,150,442
Gross unrealized depreciation	(44,496,494)

Net unrealized appreciation (depreciation)	$(4,346,052)

24	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the year ended October 31, 2011, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(19,823,484)
Undistributed net investment income/(loss)	20,955,525
Accumulated net realized gain/(loss) on investments	(1,132,041)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Distributions paid from:
Ordinary income	$53,873,854	$57,534,444
Return of capital	20,219,093	8,429,372

As of October 31, 2011, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(53,859,630)
Net unrealized gains/(losses)	(8,967,718)

Total accumulated earnings/(losses)	(62,827,348)
Other	(130,419)
Paid-in capital	890,296,921

Net assets applicable to common shareholders	$827,339,154

As of October 31, 2011, the Fund had capital loss carryforwards which, if not used, will expire as follows:

2017	$(45,276,397)
2018	(2,183,566)
2019	(6,399,667)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 67,188,511 shares outstanding at October 31, 2011. Calamos Advisors owned 17,052 of the outstanding shares at October 31, 2011. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2010
Beginning shares	62,431,622	55,104,427
Shares sold	4,196,583	6,567,190
Shares issued through reinvestment of distributions	560,306	760,005

Ending shares	67,188,511	62,431,622

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the fiscal year had net proceeds received in excess of net value of $848,131.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. There were no open forward foreign currency contracts at October 31, 2011.

Equity Risk. The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2011, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying

26	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2011, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of October 31, 2011:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS & LIABILITIES LOCATION	VALUE
Derivative Type:
Equity-Purchased options	Investments in securities	$9,881,700
Interest Rate Swaps	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	$4,621,040

Volume of Derivative Activity for the Twelve Months Ended October 31, 2011*

Equity:
Purchased options	13,940

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to $300,000,000, and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the year ended October 31, 2011, the average borrowings and the average interest rate were $232,076,712 and 1.07%, respectively. As of October 31, 2011, the amount of such outstanding borrowings was $285,000,000. The interest rate applicable to the borrowings on October 31, 2011 was 1.08%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

Note 8 – Synthetic Convertible Securities

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 9 – Structured Equity-Linked Securities

The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward foreign currency contract. Income received from these securities is recorded as dividends on the Statement of Operations.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period and no significant transfers between levels occurred during the period.

28	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$636,949,047	$—	$636,949,047
Convertible Bonds		193,811,159		193,811,159
U.S. Government and Agency Securities		5,360,233		5,360,233
Sovereign Bonds		11,213,863		11,213,863
Synthetic Convertible Securities (Corporate Bonds)		53,852,642		53,852,642
Synthetic Convertible Securities (U.S. Government and Agency Securities)		459,563		459,563
Synthetic Convertible Securities (Sovereign Bonds)		959,479		959,479
Synthetic Convertible Securities (Purchased Options)	9,881,700			9,881,700
Convertible Preferred Stocks	60,629,459	55,927,358		116,556,817
Structured Equity-Linked Securities		25,133,514		25,133,514
Common Stocks	6,888,849			6,888,849
Short Term Investment	39,704,970			39,704,970

Total	$117,104,978	$983,666,858	$—	$1,100,771,836

Liabilities:
Interest Rate Swaps	$—	$4,621,040	$—	$4,621,040

Total	$—	$4,621,040	$—	$4,621,040

Note 11 – Legal Proceedings

The Fund, the Fund’s Board of Trustees, Calamos Advisors LLC (the “Adviser”), and the corporate parent of the Adviser, Calamos Asset Management, Inc. have been named as defendants in putative class action complaints filed by plaintiffs in the Circuit Court of Cook County, Illinois and removed by the defendants to the United States District Court for the Northern District of Illinois related to the Fund’s redemption of its previously outstanding Auction Rate Cumulative Preferred Shares (the “ARPS”) at their liquidation preference. The complaints, captioned Brown v. Calamos, et al. and Bourrienne v. Calamos, et al., generally allege that the Fund’s Board of Trustees breached certain fiduciary duties owed to the common shareholders of the Fund by approving the redemption of the Fund’s ARPS at their liquidation preference, and by recapitalizing the Fund with debt-based borrowings that were allegedly less advantageous to the Fund’s common shareholders. The complaints also allege that the Adviser and the corporate parent of the Adviser aided and abetted the Trustees’ alleged breaches of fiduciary duty and were unjustly enriched as a result, while the Brown complaint also alleges that the Fund itself aided and abetted these actions and was similarly unjustly enriched as a result. Both complaints allege identical causes of action and encompass materially identical putative classes and class periods. The suits seek indeterminate monetary and punitive damages from the named defendants, as well as injunctive relief. On March 14, 2011, the judge assigned to the Brown case dismissed it, and the plaintiff filed a Notice of Appeal in the United States Court of Appeals for the Seventh Circuit. The Seventh Circuit issued a decision on November 10, 2011 affirming the dismissal of the case entered by the lower court. On August 4, 2011, the judge assigned to the Bourrienne case dismissed it, and the plaintiff filed a Notice of Appeal in the United States Court of Appeals for the Seventh Circuit. The Seventh Circuit issued an order on December 7, 2011 dismissing the appeal pursuant to the parties’ stipulation of dismissal.

The Calamos Convertible & High Income Fund (“CHY”), CHY’s Board of Trustees, the Adviser and the corporate parent of the Adviser, Calamos Asset Management, Inc., among other persons, also have been named as defendants in a putative class action complaint captioned Rutgers Casualty Ins. Co. v. Calamos, et al., which relates to the redemption of ARPS by CHY. The complaint, which is similar to the Brown and Bourrienne complaints, is currently pending in the United States District Court for the Northern District of Illinois. The Rutgers complaint generally alleges that CHY’s Board of Trustees breached certain fiduciary duties owed to the common shareholders of CHY by approving the redemption of CHY’s ARPS at their liquidation preference, and by recapitalizing CHY with debt-based borrowings that were allegedly less advantageous to CHY’s common shareholders. The complaints also allege that the Adviser, the corporate parent of the Adviser, and CHY itself aided and abetted the Trustees’ alleged breaches of fiduciary duty and were unjustly enriched as a result. The suit seeks indeterminate monetary and punitive damages from the named defendants, as well as injunctive relief. The defendants believe that the Rutgers complaint is without merit, intend to defend themselves vigorously against the allegations, and have moved to dismiss the case. That motion is pending before the district court.

The Fund believes that the litigation does not have any present material adverse effect on the Fund or on the ability of the Adviser to perform its obligations under its investment advisory contract with the Fund.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	29

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Year Ended October 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.84	$11.83	$8.26	$16.38	$16.42

Income from investment operations:
Net investment income (loss)**	0.83	0.91	0.84	1.16	1.44

Net realized and unrealized gain (loss)	(0.23)	1.22	3.88	(7.31)	0.97

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—	—	(0.01)	(0.13)	(0.41)

Net realized gains (common share equivalent basis)	—	—	—	(0.12)	(0.02)

Total from investment operations	0.60	2.13	4.71	(6.40)	1.98

Less distributions to common shareholders from:
Net investment income	(0.84)	(1.00)	(0.94)	(1.41)	(1.55)

Net realized gains	—	—	(0.02)	(0.31)	(0.47)

Return of capital	(0.30)	(0.14)	(0.18)	—	—

Total distributions	(1.14)	(1.14)	(1.14)	(1.72)	(2.02)

Capital charge resulting from issuance of common and preferred shares and related offering costs	— (a)	— (a)	— (a)	— (a)	—

Premiums from shares sold in at the market offerings	0.01	0.02	—	—	—

Net asset value, end of period	$12.31	$12.84	$11.83	$8.26	$16.38

Market value, end of period	$12.09	$13.09	$11.40	$9.10	$16.90

Total investment return based on:(b)
Net asset value	4.92%	19.12%	62.00%	(42.58)%	11.51%

Market value	1.08%	26.02%	41.70%	(38.69)%	(4.25)%

Net assets, end of period (000)	$827,339	$801,354	$651,707	$409,035	$784,997

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’ s omitted)	$—	$—	$—	$104,000	$384,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.55%	1.67%	2.87%	1.92%	1.08%

Gross expenses prior to expense reductions and earnings credits(c)	1.55%	1.71%	2.98%	2.16%	1.43%

Net expenses, excluding interest expense	1.19%	1.19%	2.36%	1.30%	1.08%

Net investment income (loss)(c)	6.56%	7.48%	8.79%	8.38%	8.83%

Preferred share distributions	—%	—%	0.10%	0.92%	2.51%

Net investment income (loss), net of preferred share distributions from net investment income	6.56%	7.48%	8.69%	7.46%	6.32%

Portfolio turnover rate	44%	37%	30%	53%	52%

Average commission rate paid	$0.0222	$—	$—	$—	$—

Asset coverage per preferred share, at end of period(d)	$—	$—	$—	$123,350	$76,142

Asset coverage per $1,000 of loan outstanding(e)	$3,903	$5,152	$4,377	$3,745	$—

**	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

30	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Convertible Opportunities and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible Opportunities and Income Fund (the “Fund”) as of October 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2011

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	31

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 30, 2011, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2012, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the Advisor, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2011. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered the Fund’s net asset value performance, noting that the Fund outperformed its Universe Median during the three- and five-year periods. The Fund performed at the Universe Median for the one-year period.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and

32	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is higher than the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations, and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	33

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2012, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $5,521,333 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2011.

Under Section 854(b)(2) of the Code, the Fund hereby designates 8.72% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2011.

34	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Trustees & Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2011, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITIONS(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 71*	Trustee and President (since 1988) Term Expires 2014	19	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 61	Trustee (since 2002) Term Expires 2013	19	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 61	Trustee (since 2001) Term Expires 2012	19	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 60	Trustee (since 2002) Term Expires 2014	19	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 67	Trustee (since 2004) and Lead Independent Trustee (since 2005) Term Expires 2013	19	Private investor

David D. Tripple, 67	Trustee (since 2006) Term Expires 2012	19	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Fund.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	35

Trustees & Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is president of the Fund. The following table sets forth each other officer’s name, age at October 31, 2011, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 48	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004)

James J. Boyne, 45	Vice President (since 2008) and Assistant Secretary (since 2010)	President of Distribution and Operations, CAM, Calamos Advisors and CFS (since 2009); prior thereto, Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)

Nick P. Calamos, 50	Vice President (since 1992)	President of Investments and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

J. Christopher Jackson, 60	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 60	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on June 30, 2011. The purpose of the annual meeting was to elect two Trustees to the Fund’s board of trustees for a three year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John P. Calamos, Sr. and Mr. William R. Rybak were nominated for reelection as Trustees, and were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
John P. Calamos, Sr.	59,937,374	864,850	0

William R. Rybak	59,940,973	861,251	0

Messrs. Marsh, Neal, Timbers and Tripples’ terms of office as Trustees continued after the meeting.

36	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity securities and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	37

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by BNY Mellon Asset Servicing, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

38	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York Mellon, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	39

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

                                    [GRAPHIC]
STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2011, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 22, 2011, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.432.8224

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

The Bank of New York Mellon

P.O. Box 11258

Church Street Station

New York, NY 10286

800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2011 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

CHIANR 1790 2011

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2010	10/31/2011
Audit Fees(a)	$54,166	$61,711
Audit-Related Fees(b)	$25,199	$28,583
Tax Fees(c)	$5,420	$—
All Other Fees(d)	$—	$—

Total	$84,785	$90,294

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2010	10/31/2011
Registrant	$5,420	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”), and Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and President of Investments and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Jeff Scudieri joined Calamos Advisors in 1997 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a Senior Vice President and Co-Head of Research and Investments since July 2010, prior thereto he was a senior strategy analyst since July 2002. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Christopher Hartman joined Calamos Advisors in February 1997 and has been a senior strategy analyst since May 2007. Joe Wysocki joined Calamos Advisors in October 2003 and has been a senior strategy analyst since February 2007.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2011

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Nick P. Calamos	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
John P. Calamos, Jr.	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Jeff Scudieri	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Jon Vacko	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
John Hillenbrand	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Steve Klouda	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Christopher Hartman	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155
Joe Wysocki	25	26,409,198,885	11	1,572,298,141	7,291	6,230,460,155

Number of Accounts and Assets for which Advisory Fee is Performance Based as of: October 31, 2011

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	697,181,821	0	—	0	—
Nick P. Calamos	3	697,181,821	0	—	0	—
John P. Calamos, Jr.	3	697,181,821	0	—	0	—
Jeff Scudieri	3	697,181,821	0	—	0	—
Jon Vacko	3	697,181,821	0	—	0	—
John Hillenbrand	3	697,181,821	0	—	0	—
Steve Klouda	3	697,181,821	0	—	0	—
Christopher Hartman	3	697,181,821	0	—	0	—
Joe Wysocki	3	697,181,821	0	—	0	—

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2011, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.

(a)(4) As of October 31, 2011, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant

John P. Calamos Sr.	$100,001-$500,000

Nick P. Calamos	$50,001-$100,000

John P. Calamos, Jr.	None

Dino Dussias	None

Christopher Hartman	None

John Hillenbrand	None

Steve Klouda	None

Bryan Lloyd	None

Jeff Scudieri	None

Jon Vacko	$1-$10,000

Joe Wysocki	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2011

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2011

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 29, 2011